                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                     811-1

                      (Investment Company Act File Number)

                      Federated Stock and Bond Fund, Inc.
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  11/30/06

             Date of Reporting Period:  Fiscal year ended 11/30/06

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated Stock and Bond Fund, Inc.

Established 1934

ANNUAL SHAREHOLDER REPORT

November 30, 2006

Class A Shares
Class B Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$18.95		$18.38		$17.38
Income From Investment Operations:
Net investment income	0.38		0.31		0.36
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	1.93		0.56		1.01
TOTAL FROM INVESTMENT OPERATIONS	2.31		0.87		1.37
Less Distributions:
Distributions from net investment income	(0.38)		(0.30)		(0.37)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	(0.33)		--		--
TOTAL DISTRIBUTIONS	(0.71)		(0.30)		(0.37)
Net Asset Value, End of Period	$20.55		$18.95		$18.38
Total Return [3]	12.55	% [5]	4.75	% [4,5]	7.89%

Ratios to Average Net Assets:
Net expenses	1.17	% [6]	1.16	% [6]	1.29	% [6]
Net investment income	1.90%		1.63%		1.72%
Expense waiver/reimbursement [8]	0.12%		0.08%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$198,289		$234,204		$237,428
Portfolio turnover	106%		50%		47%

1 For the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 The Fund changed its fiscal year end from October 31 to November 30. This period represents the one-month period from November 1, 2003 to November 30, 2003.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return. See Notes to Financial Statements (Note 5).

5 During the period, the Fund was reimbursed by the Shareholder Services Provider, which had an impact of 0.01% and 0.02% on the total return for the years ended November 30, 2006 and 2005, respectively. See Notes to Financial Statements (Note 5).

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.16%, 1.16% and 1.29%, for the years ended November 30, 2006, 2005, and 2004, respectively, 1.26% for the period ended November 30, 2003, and 1.31% and 1.26% for the years ended October 31, 2003 and 2002, respectively, after taking into account these expense reductions.

7 Computed on an annualized basis.

8 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

9 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Period Ended		Year Ended October 31,
11/30/2003	[2]	2003		2002
$17.32		$15.61		$17.22

0.02		0.31		0.39
0.11		1.71		(1.62)
0.13		2.02		(1.23)

(0.07)		(0.31)		(0.38)
--		--		--
(0.07)		(0.31)		(0.38)
$17.38		$17.32		$15.61
0.75%		13.08%		(7.32)%

1.26	% [6,7]	1.31	% [6]	1.26	% [6]
1.64	% [7]	1.89%		2.32%
0.01	% [7]	0.00	% [9]	0.00	% [9]

$226,701		$224,461		$184,294
1%		74%		54%

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$18.93		$18.36		$17.36
Income From Investment Operations:
Net investment income	0.20		0.14		0.23
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	1.94		0.58		1.00
TOTAL FROM INVESTMENT OPERATIONS	2.14		0.72		1.23
Less Distributions:
Distributions from net investment income	(0.22)		(0.15)		(0.23)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	(0.33)		--		--
TOTAL DISTRIBUTIONS	(0.55)		(0.15)		(0.23)
Net Asset Value, End of Period	$20.52		$18.93		$18.36
Total Return [3]	11.59%		3.95	% [4]	7.08%

Ratios to Average Net Assets:
Net expenses	1.99	% [5]	1.95	% [5]	2.04	% [5]
Net investment income	1.07%		0.84%		0.97%
Expense waiver/reimbursement [7]	0.11%		0.06%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$50,182		$63,151		$73,911
Portfolio turnover	106%		50%		47%

1 For the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 The Fund changed its fiscal year end from October 31 to November 30. This period represents the one-month period from November 1, 2003 to November 30, 2003.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return. See Notes to Financial Statements (Note 5).

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.98%, 1.95% and 2.04%, for the years ended November 30, 2006, 2005, and 2004, respectively, 2.01% for the period ended November 30, 2003, and 2.06% and 2.01% for the years ended October 31, 2003 and 2002, respectively, after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Period Ended		Year Ended October 31,
11/30/2003	[2]	2003		2002
$17.28		$15.58		$17.19

0.01		0.19		0.26
0.11		1.70		(1.62)
0.12		1.89		(1.36)

(0.04)		(0.19)		(0.25)
--		--		--
(0.04)		(0.19)		(0.25)
$17.36		$17.28		$15.58
0.68%		12.22%		(8.02)%

2.01	% [5,6]	2.06	% [5]	2.01	% [5]
0.89	% [6]	1.14%		1.57%
0.01	% [6]	0.00	% [8]	0.00	% [8]

$72,412		$71,836		$59,165
1%		74%		54%

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$18.88		$18.31		$17.32
Income From Investment Operations:
Net investment income	0.22		0.17		0.23
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	1.94		0.56		1.00
TOTAL FROM INVESTMENT OPERATIONS	2.16		0.73		1.23
Less Distributions:
Distributions from net investment income	(0.24)		(0.16)		(0.24)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	(0.33)		--		--
TOTAL DISTRIBUTIONS	(0.57)		(0.16)		(0.24)
Net Asset Value, End of Period	$20.47		$18.88		$18.31
Total Return [3]	11.69%		3.98	% [4]	7.09%

Ratios to Average Net Assets:
Net expenses	1.95	% [5]	1.93	% [5]	2.02	% [5]
Net investment income	1.11%		0.88%		0.99%
Expense waiver/reimbursement [7]	0.11%		0.06%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$27,033		$28,922		$26,704
Portfolio turnover	106%		50%		47%

1 For the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 The Fund changed its fiscal year end from October 31 to November 30. This period represents the one-month period from November 1, 2003 to November 30, 2003.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return. See Notes to Financial Statements (Note 5).

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.95%, 1.93% and 2.02%, for the years ended November 30, 2006, 2005, and 2004, respectively, 2.01% for the period ended November 30, 2003, and 2.04% and 2.01% for the years ended October 31, 2003 and 2002, respectively, after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Period Ended		Year Ended October 31,
11/30/2003	[2]	2003		2002
$17.24		$15.54		$17.15

0.01		0.19		0.26
0.11		1.70		(1.62)
0.12		1.89		(1.36)

(0.04)		(0.19)		(0.25)
--		--		--
(0.04)		(0.19)		(0.25)
$17.32		$17.24		$15.54
0.68%		12.25%		(8.03)%

2.01	% [5,6]	2.04	% [5]	2.01	% [5]
0.89	% [6]	1.16%		1.57%
0.01	% [6]	0.00	% [8]	0.00	% [8]

$27,853		$27,731		$22,567
1%		74%		54%

Financial Highlights-Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,						Period Ended
	2006	[1]	2005		2004		11/30/2003	[2]	10/31/2003	[3]
Net Asset Value, Beginning of Period	$18.98		$18.40		$17.38		$17.32		$15.61
Income From Investment Operations:
Net investment income	0.28		0.25		0.29		0.01		0.10
Net realized and unrealized gain on investments, foreign currency transactions and futures contracts	1.94		0.53		1.03		0.10		1.71
TOTAL FROM INVESTMENT OPERATIONS	2.22		0.78		1.32		0.11		1.81
Less Distributions:
Distributions from net investment income	(0.30)		(0.20)		(0.30)		(0.05)		(0.10)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	(0.33)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.63)		(0.20)		(0.30)		(0.05)		(0.10)
Net Asset Value, End of Period	$20.57		$18.98		$18.40		$17.38		$17.32
Total Return [4]	11.98%		4.27	% [5]	7.64%		0.64%		11.64%

Ratios to Average Net Assets:
Net expenses	1.68	% [6]	1.65	% [6]	1.74	% [6]	1.78	% [6,7]	1.81	% [6,7]
Net investment income	1.42%		1.31%		2.52%		1.14	% [7]	1.39	% [7]
Expense waiver/reimbursement [8]	0.11%		0.05%		0.01%		0.01	% [7]	0.00	% [7,9]
Supplemental Data:
Net assets, end of period (000 omitted)	$10,234		$1,048		$65		$0	[10]	$0	[10]
Portfolio turnover	106%		50%		47%		1%		74%

1 For the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 The Fund changed its fiscal year end from October 31 to November 30. This period represents the one-month period from November 1, 2003 to November 30, 2003.

3 Reflects operations for the period from April 8, 2003 (start of performance) to October 31, 2003.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

5 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on total return. See Notes to Financial Statements (Note 5).

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.67%, 1.65% and 1.74%, for the years ended November 30, 2006, 2005, and 2004, respectively, 1.78% and 1.81% for the periods ended November 30, 2003, and October 31, 2003, respectively, after taking into account these expense reductions.

7 Computed on an annualized basis.

8 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

9 Represents less than 0.01%.

10 Represents less than $1,000.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2006	Ending Account Value 11/30/2006	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,100.40	$ 6.37
Class B Shares	$1,000	$1,096.00	$10.72
Class C Shares	$1,000	$1,096.60	$10.46
Class K Shares	$1,000	$1,098.20	$ 8.94
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.00	$ 6.12
Class B Shares	$1,000	$1,014.84	$10.30
Class C Shares	$1,000	$1,015.09	$10.05
Class K Shares	$1,000	$1,016.55	$ 8.59

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).The annualized net expense ratios are as follows:

Class A Shares	1.21%
Class B Shares	2.04%
Class C Shares	1.99%
Class K Shares	1.70%

Management's Discussion of Fund Performance

For the reporting period ending November 30, 2006, the fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares produced total returns of 12.55%, 11.59%, 11.69% and 11.98%, respectively, at net asset value. The Standard & Poor's 500 Index (S&P 500) 1 and the Lehman Brothers Aggregate Bond Index (LBAB) 2 returned 14.21% and 5.94%, respectively.

ASSET ALLOCATION

Stock prices rose during the first five months of the reporting period before falling during May and June. The total return of the S&P 500 from December to April was 5.64%, and from May to June was (2.75)%. Stock prices rose again in the final five months of the reporting period with the S&P 500 returning 11.18% in the August to November. Foreign stock returns, aided by currency gains, were significantly higher than U.S. stock returns. Total return for the Morgan Stanley Capital International All Country World Ex. U.S. Index (MSCI-ACWI Ex. U.S.) 3 were 28.73% in U.S. dollars and 18.77% in local currency.

Short-term interest rates rose considerably over the past 12 months, some as much as 1.10% as the Federal Reserve (FED) continued its program of tightening by 25 basis points at each FOMC meeting. Over the past 12 months the Fed tightened monetary policy 5 times. Longer-term interest rates were down very slightly, with 10-year Treasury yields down about 0.03%, while the 30-year Treasury yield fell 0.13% over this same period. The 30-year treasury yield averaged 4.78% for the past year, and it ended the period at 4.46%. The average yield of the LBAB stood at 5.13% on November 30, 2006, virtually unchanged from prior year-end level at 5.18%.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The LBAB is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

3 The MSCI All Country World Ex. U.S. is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. Investments cannot be made directly in an index.

The stock allocation of the fund is set within a range of 45% to 75% of the fund assets. During the reporting period, the fund benefited from the stock allocation which was set in the upper portion of the range for the entire period. The benefits from this larger allocation to stocks were greatest during the stock market rally from July to November. The returns of the fund were reduced by this strategy during May and June when stock prices declined.

The fund also benefited from an allocation to foreign stocks which were invested in Federated International Capital Appreciation Fund, Class A Shares, (FICAF). 4 The total return for FICAF's Class A Shares was 24.80%, compared to 14.21% for the S&P 500, and 28.73% for the MSCI-ACWI Ex. U.S., FICAF's benchmark.

STOCKS

The stock portion of the Fund outperformed the S&P 500 during the reporting period.

During the fiscal year, Energy stocks were the best performing stocks raising 27.2% followed by Telecommunications Services Sector raising 26.1%. Also, up strongly were the Materials Sector by 21.2% and the Utilities Sector by 21%. The rest of the sector performance increased as follows: Financials 15.0%, Consumer Discretionary 14.9%, Industrials 12.5%, Consumer Staples 11.5%, Health Care 9.9% and Information Technology 6.9%.

The portfolio benefited from stock selection particularly in Pharmaceuticals where smaller companies dramatically outperformed the large pharmaceutical companies. Stock selection in Consumer Staples also helped performance where Diageo PLC significantly outperformed the sector. Stock selection in Telecommunications Services also added to performance; our picks were BellSouth and AT&T and they outperformed the sector. An overweight in the Energy sector also added to performance. The biggest detriment to relative performance in the fiscal year was in stock selection within the Technology Sector. EMC Corp. in particular subtracted from performance. Underweighted positions in Financials and Consumer Discretionary sectors detracted from performance as well, as did stock selection in Consumer Discretionary and Energy Sectors.

Top contributors during the years were: Cephalon , Diageo PLC , Shire Pharmaceuticals , Bellsouth , and Weatherford .. Bottom contributors were: EMC Corp , Massey Energy , Alcan Inc. , Tyco Int'l and Nike ..

4 International investing involves special risks including currency risks, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.

FIXED-INCOME

The bond portion of the fund outperformed its benchmark, the LBAB, considerably during the 12-month reporting period. The bond market had a tough time during the first six months of the reporting period, but then came roaring back in the second six months as concern about an inflation pickup eased on signs of slower economic growth. 5

The past 12 months started out as a rough period and ended on a very pleasant point. Spread products such as agency, asset backed, mortgage-backed and commercial mortgage-backed securities, investment-grade corporate and high yield bonds and emerging market fixed-income securities, showed considerable excess return this past year compared to similar duration Treasuries.

All the portfolio tools we used to manage the bond portfolio added value over the past 12 months to varying degrees. The portfolio's duration 6 and currency management along with security selection had the greatest positive impacts on the fund's performance during the past year. The Sector allocation and yield curve allocation added relatively minor amounts to performance.

Our non-dollar exposure via international developed country bonds was a considerable positive on the portfolio in addition to our active duration positioning throughout the year. The benefit from our overweight in mortgage-backed securities was mostly offset by our underweight in investment-grade and noninvestment-grade corporate bonds, so sector positioning was only a slight positive for performance.

Security selection was very positive in the mortgage-backed securities and investment-grade corporate bond areas. Some names that added value to the portfolio included positions in General Motors and GMAC , Ford Motor , two insurance companies ( AXA and Delphi Funding ), and the trust preferred hybrids of First Union .. Our position in Southwest Airlines 2027 bonds and Citizens Communications also performed well over the last year.

5 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

6 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund, Inc. (Class A Shares) (the "Fund") from October 31, 1996 to November 30, 2006 compared to the Standard and Poor's 500 Index (S&P 500), 2 the Lehman Brothers Aggregate Bond Index (LBAB), 2 and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2006
1 Year	6.37%
5 Years	4.13%
10 Years	5.97%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund, Inc. (Class B Shares) (the "Fund") from October 31, 1996 to November 30, 2006 compared to the Standard and Poor's 500 Index (S&P 500), 2 the Lehman Brothers Aggregate Bond Index (LBAB), 2 and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2006
1 Year	6.09%
5 Years	4.16%
10 Years	5.95%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemptions over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB, and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund, Inc. (Class C Shares) (the "Fund") from October 31, 1996 to November 30, 2006 compared to the Standard and Poor's 500 Index (S&P 500), 2 the Lehman Brothers Aggregate Bond Index (LBAB), 2 and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2006
1 Year	9.59%
5 Years	4.31%
10 Years	5.67%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge =$9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB, and the LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The Indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Fund's Class K Shares commenced operations on April 8, 2003. The Fund offers three other classes of shares, Class A Shares, Class B Shares, and Class C Shares. For the period prior to the commencement of operations of the Class K Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund, Inc. (Class K Shares) (the "Fund") from October 31, 1996 to November 30, 2006 compared to the Standard and Poor's 500 Index (S&P 500), 2 the Lehman Brothers Aggregate Bond Index (LBAB), 2 and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns for the Period Ended 11/30/2006
1 Year	11.98%
5 Years	4.85%
10 Years	6.10%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB, and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2006, the Fund's portfolio composition 1 was as follows:

Sector	Percentage of Total Net Assets
Domestic Equity	55.6%
Mortgage-Backed Securities	13.9%
Corporate Debt Securities	10.4%
U.S. Treasury and Agency Securities	8.7%
International Equity	7.3%
Foreign Debt Securities	1.2%
Asset-Backed Securities	0.4%
Cash Equivalents [2]	5.1%
Other Assets and Liabilities--Net	(2.6)%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

2 Cash Equivalents includes any investments in money market mutual funds and /or overnight repurchase agreements.

At November 30, 2006, the Fund's sector composition 3 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Financials	18.7%
Information Technology	14.1%
Energy	13.4%
Health Care	13.2%
Industrials	12.3%
Consumer Staples	7.3%
Consumer Discretionary	6.6%
Materials	6.2%
Telecommunication Services	5.0%
Utilities	3.2%
TOTAL	100.0%

3 Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

November 30, 2006

Shares			Value in U.S. Dollars
		STOCKS--55.6%
		COMMON STOCKS--55.6%
		Consumer Discretionary--3.9%
71,400	[1]	Coach, Inc.	$3,085,194
15,500	[1]	GameStop Corp.	868,775
72,000		Hilton Hotels Corp.	2,363,760
72,850		McDonald's Corp.	3,057,514
28,100		Target Corp.	1,632,329
		TOTAL	11,007,572
		Consumer Staples--4.2%
48,900		Altria Group, Inc.	4,117,869
55,900		Diageo PLC, ADR	4,320,511
132,500		Unilever N.V., ADR	3,509,925
		TOTAL	11,948,305
		Energy--7.5%
49,900		Apache Corp.	3,489,507
75,900		Exxon Mobil Corp.	5,829,879
11	[1]	NRG Energy, Inc.	626
52,400		Schlumberger Ltd.	3,588,352
33,500	[1]	Transocean Sedco Forex, Inc.	2,611,325
48,000	[1]	Weatherford International, Inc.	2,155,680
76,700		XTO Energy, Inc.	3,881,020
		TOTAL	21,556,389
		Financials--9.1%
45,700		Ace, Ltd.	2,597,588
93,400		American International Group, Inc.	6,567,888
1,000	[1]	Arcadia Financial Ltd. - Warrants	0
29,300		Chubb Corp.	1,516,568
68,800		Citigroup, Inc.	3,411,792
22,500		Merrill Lynch & Co., Inc.	1,967,175
39,000		MetLife, Inc.	2,290,470
38,600		Morgan Stanley	2,939,776
20,400		Prudential Financial	1,662,192
91,600		U.S. Bancorp	3,081,424
		TOTAL	26,034,873
Shares			Value in U.S. Dollars
		STOCKS--continued
		COMMON STOCKS--continued
		Health Care--7.7%
21,800	[1]	Cephalon, Inc.	$1,631,948
49,400	[1]	Forest Laboratories, Inc., Class A	2,405,780
22,200	[1]	Genzyme Corp.	1,429,680
36,125		Johnson & Johnson	2,380,999
43,200		McKesson HBOC, Inc.	2,134,080
48,900	[1]	Medimmune, Inc.	1,598,541
53,300		Novartis AG, ADR	3,113,253
45,100	[1]	Sepracor, Inc.	2,517,031
40,500		Shire PLC, ADR	2,454,300
50,800	[1]	Vertex Pharmaceuticals, Inc.	2,250,440
		TOTAL	21,916,052
		Industrials--7.1%
64,200	[1]	AGCO Corp.	2,004,966
37,900		Avery Dennison Corp.	2,557,113
74,488	[1]	Foster Wheeler Ltd.	4,022,352
56,100		Northrop Grumman Corp.	3,754,773
29,400		Trinity Industries, Inc.	1,111,320
59,000		United Technologies Corp.	3,807,270
85,700		Waste Management, Inc.	3,137,477
		TOTAL	20,395,271
		Information Technology--8.3%
137,700	[1]	Cadence Design Systems, Inc.	2,530,926
151,300	[1]	Cisco Systems, Inc.	4,066,944
69,462	[1]	Citrix Systems, Inc.	1,996,338
154,100		EMC Corp. Mass	2,020,251
1,600	[1]	Google Inc.	775,872
55,900		Hewlett-Packard Co.	2,205,814
19,700		International Business Machines Corp.	1,810,824
35,400		Linear Technology Corp.	1,137,756
123,200	[1]	Marvell Technology Group Ltd.	2,542,848
110,300		Microsoft Corp.	3,235,099
9,000	[1]	NVIDIA Corp.	332,910
38,900		Texas Instruments, Inc.	1,149,495
		TOTAL	23,805,077
Shares or Principal Amount			Value in U.S. Dollars
		STOCKS--continued
		COMMON STOCKS--continued
		Materials--3.2%
46,600		Praxair, Inc.	$2,907,840
14,800		Rio Tinto PLC, ADR	3,175,932
32,700		Vulcan Materials Co.	2,901,144
		TOTAL	8,984,916
		Telecommunication Services--2.6%
147,800		AT&T, Inc.	5,011,898
127,000		Sprint Nextel Corp.	2,477,770
		TOTAL	7,489,668
		Utilities--2.0%
88,600		Consolidated Edison Co.	4,272,292
33,800		SCANA Corp.	1,394,588
		TOTAL	5,666,880
		TOTAL COMMON STOCKS (IDENTIFIED COST $131,390,798)	158,805,003
		ASSET-BACKED SECURITIES--0.4%
$87,306	[2,3]	125 Home Loan Owner Trust 1998-1A B1, 9.26%, 02/15/2029	87,306
126,209		Chase Funding Mortgage Loan Asset-Backed Certificates 2003-6 1A3, 3.34%, 5/25/2026	123,605
900,000		Credit Suisse Mortgage Capital Certificate 2006-C4 AAB, 5.439%, 9/15/2039	917,397
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,117,051)	1,128,308
		COLLATERALIZED MORTGAGE OBLIGATIONS--1.1%
550,000		CS First Boston Mortgage Securities Corp. 2005-C6 A2FX, 5.207%, 12/15/2040	553,055
3,123		Federal Home Loan Mortgage Corp. REMIC 1610 PM, 6.250%, 4/15/2022	3,124
652,227		Federal National Mortgage Association REMIC 2002-52 FG, 5.820%, 9/25/2032	660,350
495,863		Morgan Stanley Capital, Inc. 2004-T13 A1, 2.85%, 9/13/2045	480,522
11,197	[2,3]	SMFC Trust Asset-Backed Certificates, 1997-A B1-4, 1/28/2027	8,846
204,128		Washington Mutual 2003-AR4 A6, 3.423%, 5/25/2033	200,123
1,000,000		Washington Mutual, Inc., 2003-AR5, A6, 3.695%, 6/25/2033	981,187
341,459		Wells Fargo Mortgage Backed Se 2003-18 Series 2003-18, Class A1, 5.5%, 12/25/2033	337,546
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $3,253,274)	3,224,753
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--9.0%
		Basic Industry - Metals & Mining--0.2%
$80,000		Alcan, Inc., 5%, 6/01/2015	$77,702
110,000		BHP Finance (USA), Inc., 5%, 12/15/2010	110,063
100,000		Thiokol Corp., Sr. Note, 6.625%, 3/01/2008	101,738
100,000		Vale Overseas Limited, 6.875%, 11/21/2036	102,750
200,000	[2,3]	Xstrata Finance Canada L, Unsecd. Note, 5.5%, 11/16/2011	201,978
		TOTAL	594,231
		Basic Industry - Paper--0.2%
70,000		International Paper Co., 5.5%, 1/15/2014	69,932
200,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	218,454
150,000		Pope & Talbot, Inc., 8.375%, 6/1/2013	120,000
100,000		Weyerhaeuser Co., Deb., 7.375%, 3/15/2032	105,059
		TOTAL	513,445
		Capital Goods - Aerospace & Defense--0.2%
110,000	[2,3]	BAE Systems Holdings, Inc., 5.2%, 8/15/2015	107,090
400,000		Raytheon Co., Unsecd. Note, 5.375%, 4/01/2013	405,054
		TOTAL	512,144
		Capital Goods - Building Materials--0.0%
50,000		Masco Corp., 4.8%, 6/15/2015	46,464
		Capital Goods - Diversified Manufacturing--0.2%
100,000		Emerson Electric Co., Note, 5%, 10/15/2008	100,041
250,000		General Electric Co., Note, 5%, 2/01/2013	250,163
140,000	[2,3]	Hutchison Whampoa Ltd., 6.5%, 2/13/2013	148,095
80,000		Tyco International Group, Company Guarantee, 6.375%, 10/15/2011	84,536
		TOTAL	582,835
		Capital Goods - Environmental--0.0%
150,000		Waste Management, Inc., 7.375%, 8/01/2010	161,169
		Communications - Media & Cable--0.2%
75,000		AT&T Broadband, Company Guarantee, 8.375%, 3/15/2013	86,355
100,000		Comcast Corp., 7.05%, 3/15/2033	110,681
100,000		Comcast Corp., Company Guarantee, 6.5%, 1/15/2017	106,097
110,000		Cox Communications, Inc., Unsecd. Note, 4.625%, 1/15/2010	108,330
		TOTAL	411,463
		Communications - Media Noncable--0.1%
250,000		British Sky Broadcasting Group PLC, Note, 6.875%, 2/23/2009	259,031
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Communications - Telecom Internet--0.0%
$26,000		Insight Midwest LP, Sr. Note, 9.75%, 10/01/2009	$26,423
		Communications - Telecom Wireless--0.3%
75,000		AT&T Wireless Services, Inc., Sr. Note, 7.875%, 3/01/2011	82,772
50,000		AT&T Wireless Services, 8.75%, 3/01/2031	66,942
90,000		America Movil S.A. de C.V, Note, 5.75%, 1/15/2015	89,599
500,000		Sprint Capital Corp., Company Guarantee, 6.125%, 11/15/2008	508,390
75,000		Sprint Capital Corp., Note, 8.375%, 3/15/2012	84,673
		TOTAL	832,376
		Communications - Telecom Wirelines--0.2%
100,000		Deutsche Telekom International, 5.25%, 7/22/2013	99,290
60,000		Embarq Corp., 6.738%, 6/01/2013	62,426
100,000		GTE Corp, Deb., 7.51%, 4/01/2009	105,100
75,000		Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	81,832
200,000		Telefonos de Mexico, Note, 4.5%, 11/19/2008	197,100
		TOTAL	545,748
		Consumer Cyclical - Automotive--0.4%
200,000		DaimlerChrysler North America Holding Corp., Note, 4.875%, 6/15/2010	196,535
350,000		DaimlerChrysler North America Holding Corp., Unsecd. Note, 4.05%, 6/04/2008	343,311
135,000		DaimlerChrysler North America Holding Corp., 6.5%, 11/15/2013	140,654
250,000		Ford Motor Credit Co., Note, 6.5%, 1/25/2007	250,082
110,000		General Motors Acceptance, 8%, 11/01/2031	123,647
25,000		General Motors Acceptance, Note, 5.125%, 5/09/2008	24,689
130,000	[2,3]	Nissan Motor Acceptance, Sr. Unsecd. Note, 5.625%, 3/14/2011	131,191
		TOTAL	1,210,109
		Consumer Cyclical - Entertainment--0.1%
100,000		Disney Co., Note, 5.7%, 7/15/2011	102,589
20,000		International Speedway C, 4.2%, 4/15/2009	19,509
80,000		International Speedway C, 5.4%, 4/15/2014	78,697
75,000		Time Warner, Inc., 5.5%, 11/15/2011	75,567
		TOTAL	276,362
		Consumer Cyclical - Lodging--0.0%
50,000	[2,3]	Wyndham Worldwide Corp., 6%, 12/01/2016	49,770
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Consumer Cyclical - Retailers--0.2%
$228,444	[2,3]	CVS Corp., Pass Thru Cert., 5.298%, 1/11/2027	$220,900
60,000		Home Depot, Inc., 5.4%, 3/01/2016	59,925
70,000		Target Corp., Note, 5.875%, 7/15/2016	73,707
70,000		Wal-Mart Stores, Inc., 7.55%, 2/15/2030	87,676
250,000		Wal-Mart Stores, Inc., Unsecd. Note, 3.375%, 10/01/2008	243,115
		TOTAL	685,323
		Consumer Non-Cyclical Food/Beverage--0.1%
70,000		Bottling Group, LLC, Note, 5.5%, 4/01/2016	71,443
125,000		Kraft Foods, Inc., Note, 5.25%, 10/01/2013	125,357
90,000	[2,3]	SABMiller PLC, Note, 6.2%, 7/01/2011	93,020
		TOTAL	289,820
		Consumer Non-Cyclical Health Care--0.1%
60,000		Medtronic, Inc., Note, Series B, 4.375%, 9/15/2010	58,736
90,000		Quest Diagnostic, Inc., 5.45%, 11/01/2015	88,517
		TOTAL	147,253
		Consumer Non-Cyclical Pharmaceuticals--0.2%
100,000		Genentech, Inc., Note, 4.75%, 7/15/2015	97,259
100,000		Pharmacia Corp., Sr. Deb., 6.5%, 12/01/2018	111,961
400,000		Wyeth, Unsecd. Note, 5.5%, 2/01/2014	406,199
		TOTAL	615,419
		Consumer Non-Cyclical Supermarkets--0.0%
80,000		Fred Meyer Inc., Company Guarantee, 7.45%, 3/01/2008	81,980
		Consumer Non-Cyclical Tobacco--0.1%
65,000		Altria Group, Inc., 5.625%, 11/04/2008	65,572
75,000		Altria Group, Inc., Note, 7%, 11/04/2013	83,026
		TOTAL	148,598
		Energy - Independent--0.1%
120,000		Canadian Natural Resource, 4.9%, 12/01/2014	115,282
25,000	[2,3]	Pemex Project Funding Ma, 5.75%, 12/15/2015	24,888
108,300	[2,3]	Ras Laffan Liquified Nat, 3.437%, 9/15/2009	104,471
		TOTAL	244,641
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Energy - Integrated--0.3%
$60,000		Conoco, Inc., Sr. Note, 6.95%, 4/15/2029	$70,664
100,000		ConocoPhillips Australia, 5.5%, 4/15/2013	102,321
500,000		Husky Oil Ltd., Company Guarantee, 8.9%, 8/15/2028	528,189
35,000		Petro-Canada, Deb., 7%, 11/15/2028	38,645
100,000	[2,3]	Qatar Petroleum, 5.579%, 5/30/2011	100,977
100,000	[2,3]	Statoil ASA, 5.125%, 4/30/2014	99,196
		TOTAL	939,992
		Energy - Oil Field Services--0.0%
50,000		Noble Drilling Corp., Sr. Note, 7.5%, 3/15/2019	56,492
		Financial Institution - Banking--1.5%
100,000		Bank of America Corp., Sub. Note, 7.4%, 1/15/2011	109,043
100,000	[2,3]	Barclays Bank PLC, 5.926%, 12/31/2049	102,280
80,000		Citigroup, Inc., Note, 5.125%, 5/05/2014	80,280
300,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	322,857
140,000		Credit Suisse First Boston, Sr. Note, 5.5%, 8/16/2011	142,932
56,000,000		Eksportfinans, Bond, 1.8%, 6/21/2010, JPY	496,891
200,000		First Union Institutional, Bond, 8.04%, 12/1/2026	208,807
100,000		HSBC Finance Capital Trust, Note, 5.911%, 11/30/2035	102,025
160,000		HSBC Finance Corp., 4.75%, 4/15/2010	159,060
400,000		HSBC Finance Corp., 5%, 6/30/2015	393,498
60,000		HSBC USA, Inc., Sub. Note, 6.625%, 3/01/2009	62,079
100,000		Household Finance Corp., 6.4%, 6/17/2008	101,999
75,000		Household Finance Corp., Unsecd. Note, 4.75%, 7/15/2013	73,713
250,000		J.P. Morgan Chase & Co., Sub. Note, 5.125%, 9/15/2014	249,143
250,000		Marshall & Ilsley Bank, Sr. Note, 4.4%, 3/15/2010	245,064
100,000		Northern Trust Corp., Sr. Note, 5.3%, 8/29/2011	101,283
200,000		PNC Funding Corp., Sr. Note, 5.125%, 12/14/2010	201,199
110,000		PNC Funding Corp., Sub. Note, 7.5%, 11/01/2009	117,367
70,000		Popular North America, 5.65%, 4/15/2009	70,738
477,778	[2,3]	Regional Diversified Funding, 9.25%, 3/15/2030	556,876
100,000	[2,3]	Sovereign Bancorp, Inc., Sr. Note, 4.8%, 9/01/2010	98,311
100,000		U.S. BANK N.A., 6.3%, 2/04/2014	107,320
210,000		Wachovia Bank N.A., Sub. Note, 4.875%, 2/01/2015	205,820
100,000		Zions Bancorp, Sub. Note, 5.5%, 11/16/2015	100,499
		TOTAL	4,409,084
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Financial Institution - Brokerage--0.7%
$190,000		Amvescap PLC, Note, 4.5%, 12/15/2009	$186,703
250,000		Bear Stearns Cos., Inc., Unsecd. Note, 3.25%, 3/25/2009	241,019
250,000	[2,3]	FMR Corp., 4.75%, 3/01/2013	245,275
250,000		Goldman Sachs Group, Inc., 6.125%, 2/15/2033	263,674
250,000		Goldman Sachs Group, Inc., 6.6%, 1/15/2012	267,245
80,000		Goldman Sachs Group, Inc., Note, 4.125%, 1/15/2008	79,296
250,000		Lehman Brothers Holdings, 7.875%, 8/15/2010	274,179
60,000		Lehman Brothers Holdings, Note, 4.8%, 3/13/2014	58,749
100,000		Merrill Lynch & Co., Inc., Note, 6.375%, 10/15/2008	102,401
250,000		Morgan Stanley Group, In, 5.3%, 3/01/2013	252,771
75,000		Morgan Stanley, Note, 3.875%, 1/15/2009	73,440
30,000		Nuveen Investments, 5%, 9/15/2010	29,711
30,000		Nuveen Investments, 5.5%, 9/15/2015	29,391
		TOTAL	2,103,854
		Financial Institution - Finance Noncaptive--0.5%
200,000		American International Group, Inc., 4.7%, 10/01/2010	198,314
345,000		Berkshire Hathaway, Inc., Company Guarantee, 4.85%, 1/15/2015	340,743
250,000		Capital One Financial, Note, 7.125%, 8/01/2008	257,756
75,000		General Electric Capital, Note, 6.125%, 2/22/2011	78,336
30,000		General Electric Capital Corp., Note, Series MTN, 6.75%, 3/15/2032	35,630
30,000		Heller Financial, Inc., Note, 7.375%, 11/01/2009	31,951
80,000		International Lease Finance Corp., 4.875%, 9/01/2010	79,489
90,000		Residential Capital Corp., 6%, 2/22/2011	91,309
220,000		SLM Corp., Floating Rate Note, 12/15/2014	209,771
		TOTAL	1,323,299
		Financial Institution - Insurance - Life--1.4%
400,000		AXA-UAP, Sub. Note, 8.6%, 12/15/2030	531,893
1,250,000		Delphi Funding, 9.31%, 3/25/2027	1,313,324
750,000	[2,3]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	809,850
300,000	[2,3]	Pacific LifeCorp., Bond, 6.6%, 9/15/2033	335,031
750,000	[2,3]	Union Central Life Ins Co, Note, 8.2%, 11/1/2026	856,435
		TOTAL	3,846,533
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Financial Institution - Insurance - P&C--0.2%
$50,000		Horace Mann Educators Co, Sr. Note, 6.85%, 4/15/2016	$52,183
390,000	[2,3]	Liberty Mutual Group, Inc., Unsecd. Note, 5.75%, 3/15/2014	393,509
10,000		The St. Paul Travelers C, Sr. Unsecd. Note, 5.5%, 12/01/2015	10,170
		TOTAL	455,862
		Financial Institution - REITs--0.3%
160,000		Archstone-Smith Trust, 5.625%, 8/15/2014	163,867
100,000		Health Care Property Inv, 5.95%, 9/15/2011	102,018
45,000		Mack-Cali Realty Corp., Note, 7.25%, 3/15/2009	47,025
120,000		Prologis, Sr. Note, 5.5%, 4/01/2012	121,256
250,000		Simon Property Group, Inc., 6.35%, 8/28/2012	264,541
60,000		Simon Property Group, Inc., Note, 7.75%, 1/20/2011	65,748
		TOTAL	764,455
		Foreign-Local-Govt--0.0%
50,000		Quebec, Province of, Note, Series MTNA, 7.035%, 3/10/2026	61,752
		Municipal Services--0.1%
140,000	[2,3]	Army Hawaii Family Housing, 5.524%, 6/15/2050	141,543
100,000	[2,3]	Camp Pendleton & Quantic, 5.572%, 10/01/2050	100,050
		TOTAL	241,593
		Sovereign--0.2%
57,000,000		Interamer Dev Bk, 1.9%, 7/08/2009, JPY	506,232
30,000		United Mexican States, Series MTNA, 6.75%, 9/27/2034	32,808
		TOTAL	539,040
		Technology--0.1%
110,000		Cisco Systems, Inc., Note, 5.25%, 2/22/2011	111,359
60,000		Dun & Bradstreet Corp., Sr. Unsecd. Note, 5.5%, 3/15/2011	60,769
150,000		Oracle Corp., Sr. Unsecd. Note, Series WI, 5%, 1/15/2011	149,723
		TOTAL	321,851
		Transportation - Airlines--0.1%
255,000		Southwest Airlines Co., Deb., 7.375%, 3/1/2027	293,418
		Transportation - Railroads--0.2%
100,000		Burlington Northern Santa Fe Corp., 4.875%, 1/15/2015	97,762
200,000		Canadian Pacific RR, 6.25%, 10/15/2011	209,619
110,000		Norfolk Southern Corp., Note, 6.75%, 2/15/2011	117,148
100,000		Union Pacific Corp., 4.875%, 1/15/2015	97,634
45,000		Union Pacific Corp., Bond, 6.625%, 2/01/2029	50,619
		TOTAL	572,782
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Utility - Electric--0.4%
$40,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.5%, 9/15/2016	$40,792
250,000		Consolidated Natural Gas, 5%, 12/01/2014	244,124
260,000		Duke Capital Corp., Sr. Note, 6.25%, 2/15/2013	272,358
400,000		Exelon Generation Co. LLC, 6.95%, 6/15/2011	425,890
120,000		MidAmerican Energy Co., 4.65%, 10/01/2014	116,112
		TOTAL	1,099,276
		Utility - Natural Gas Distributor--0.1%
210,000		Atmos Energy Corp., 4%, 10/15/2009	202,988
		Utility - Natural Gas Pipelines--0.0%
100,000		Kinder Morgan Energy Par, Sr. Unsecd. Note, 5.8%, 3/15/2035	94,243
60,000		Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	62,980
		TOTAL	157,223
		TOTAL CORPORATE BONDS (IDENTIFIED COST $25,101,317)	25,624,098
		CORPORATE NOTES--0.0%
125,000		Telecom Italia Capital, Note, 4.875%, 10/01/2010 (IDENTIFIED COST $124,965)	122,574
		GOVERNMENT AGENCIES--1.9%
1,100,000		Federal Home Loan Bank, 4.625% 2/18/2011	1,098,703
415,000		Federal Home Loan Mortgage Corp., 6.250%, 7/15/2032	496,320
2,100,000		Federal National Mortgage Association, 4.250%, 5/15/2009	2,075,135
1,700,000		Federal National Mortgage Association, 4.375%, 3/15/2013	1,669,578
100,000		Federal National Mortgage Association, 4.500%, 6/1/2010	98,820
40,000		Federal National Mortgage Association, 7.125%, 1/15/2030	52,066
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $5,452,589)	5,490,622
		GOVERNMENTS/AGENCIES--0.6%
600,000		Bundesobligation, 3.25%, Series 146, 4/09/2010, EUR	784,638
600,000		Bundesobligation, Bond, Series 147, 2.5%, 10/08/2010, EUR	762,349
75,000		United Mexican States, 6.625%, 3/03/2015	80,685
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $1,583,091)	1,627,672
Principal Amount			Value in U.S. Dollars
		MORTGAGE-BACKED SECURITIES--0.7%
$66,475		Federal Home Loan Mortgage Corp. Pool A19963, 5.500%, 3/1/2034	$66,338
15,377		Federal Home Loan Mortgage Corp. Pool C00592, 7.000%, 3/1/2028	15,948
12,110		Federal Home Loan Mortgage Corp. Pool C00896, 7.500%, 12/1/2029	12,602
27,528		Federal Home Loan Mortgage Corp. Pool C17281, 6.500%, 11/1/2028	28,323
28,036		Federal Home Loan Mortgage Corp. Pool C19588, 6.500%, 12/1/2028	28,845
9,328		Federal Home Loan Mortgage Corp. Pool C25621, 6.500%, 5/1/2029	9,597
43,528		Federal Home Loan Mortgage Corp. Pool C76361, 6.000%, 2/1/2033	44,121
124,086		Federal Home Loan Mortgage Corp. Pool E01545, 5.000%, 15 Year, 1/1/2019	123,070
33,465		Federal Home Loan Mortgage Corp. Pool E20252, 7.000%, 15 Year, 7/1/2011	34,322
3,319		Federal Home Loan Mortgage Corp. Pool E77591, 6.500%, 7/1/2014	3,395
31,700		Federal Home Loan Mortgage Corp. Pool E99510, 5.500%, 9/1/2018	31,931
36,488		Federal Home Loan Mortgage Corp. Pool G01444, 6.500%, 8/1/2032	37,404
212,215		Federal Home Loan Mortgage Corp. Pool G08010, 5.500%, 9/1/2034	211,777
60,046		Federal Home Loan Mortgage Corp. Pool M90876, 4.000%, 11/1/2008	58,743
26,118		Federal National Mortgage Association Pool 251697, 6.500%, 30 Year, 5/1/2028	26,886
57,131		Federal National Mortgage Association Pool 252334, 6.500%, 30 Year, 2/1/2029	58,108
138,159		Federal National Mortgage Association Pool 254720, 4.500%, 5/1/2018	134,805
131,987		Federal National Mortgage Association Pool 254802, 4.500%, 7/1/2018	128,783
56,069		Federal National Mortgage Association Pool 254905, 6.000%, 10/1/2033	56,811
116,356		Federal National Mortgage Association Pool 255075, 5.500%, 2/1/2024	116,337
142,611		Federal National Mortgage Association Pool 255079, 5.000%, 2/1/2019	141,532
5,845		Federal National Mortgage Association Pool 303168, 9.500%, 30 Year, 2/1/2025	6,578
3,323		Federal National Mortgage Association Pool 323159, 7.500%, 4/1/2028	3,459
25,765		Federal National Mortgage Association Pool 323640, 7.500%, 4/1/2029	26,820
1,703		Federal National Mortgage Association Pool 323970, 7.000%, 15 Year, 10/1/2014	1,769
57,398		Federal National Mortgage Association Pool 428865, 7.000%, 6/1/2028	59,555
6,485		Federal National Mortgage Association Pool 443215, 6.000%, 10/1/2028	6,599
5,032		Federal National Mortgage Association Pool 511365, 7.000%, 8/1/2029	5,221
573		Federal National Mortgage Association Pool 514184, 7.500%, 9/1/2029	595
Principal Amount			Value in U.S. Dollars
		MORTGAGE-BACKED SECURITIES--continued
$121,347		Federal National Mortgage Association Pool 545993, 6.000%, 11/1/2032	$123,105
47,389		Federal National Mortgage Association Pool 555272, 6.000%, 3/1/2033	48,076
96,734		Federal National Mortgage Association Pool 713974, 5.500%, 7/1/2033	96,610
130,310		Federal National Mortgage Association Pool 721502, 5.000%, 7/1/2033	127,646
2,357		Government National Mortgage Association Pool 352214, 7.000%, 4/15/2023	2,455
11,878		Government National Mortgage Association Pool 451522, 7.500%, 30 Year, 10/15/2027	12,473
27,155		Government National Mortgage Association Pool 462556, 6.500%, 2/15/2028	28,039
1,592		Government National Mortgage Association Pool 462739, 7.500%, 5/15/2028	1,670
1,914		Government National Mortgage Association Pool 464835, 6.500%, 9/15/2028	1,976
16,721		Government National Mortgage Association Pool 469699, 7.000%, 11/15/2028	17,391
20,864		Government National Mortgage Association Pool 486760, 6.500%, 12/15/2028	21,537
4,025		Government National Mortgage Association Pool 780339, 8.000%, 30 Year, 12/15/2023	4,285
27,018		Government National Mortgage Association Pool 780453, 7.500%, 30 Year, 12/15/2025	28,371
23,966		Government National Mortgage Association Pool 780584, 7.000%, 30 Year, 6/15/2027	24,956
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,035,381)	2,018,864
		U.S. TREASURY--6.8%
1,858,991		U.S. Treasury Inflation Protected Note, Series D-2016, 2.500%, 7/15/2016	1,914,501
9,800,000	[1,4]	United States Treasury Bill, 4.815%, 1/4/2007	9,754,787
600,000		United States Treasury Bond, 4.500%, 2/15/2036	593,906
900,000		United States Treasury Bond, 6.250%, 8/15/2023	1,063,295
35,000		United States Treasury Note, 4.375%, 8/15/2012	34,939
3,100,000	[5]	United States Treasury Note, 4.500%, 2/15/2016	3,108,076
2,700,000		United States Treasury Note, 4.875%, 2/15/2012	2,757,375
170,000		United States Treasury PO Strip, 11/15/2018	98,494
190,000		United States Treasury PO Strip, 5/15/2020	101,798
		TOTAL U.S. TREASURY (IDENTIFIED COST $19,127,943)	19,427,171
Shares or Principal Amount			Value in U.S. Dollars
		MUTUAL FUNDS--20.1% [6]
95,773		Emerging Markets Fixed Income Core Fund	$1,981,998
1,639,062		Federated International Capital Appreciation Fund, Class A	20,963,598
3,049,865		Federated Mortgage Core Portfolio	30,376,654
604,963		High Yield Bond Portfolio	4,143,994
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $50,805,207)	57,466,244
		REPURCHASE AGREEMENT--3.7%
$10,410,000		Interest in $2,000,000,000 joint repurchase agreement 5.320%, dated 11/30/2006 under which Credit Suisse First Boston Corp. will repurchase U.S. Government Agency securities with various maturities to 8/16/2043 for $2,000,295,556 on 12/1/2006. The market value of the underlying securities at the end of the period was $2,060,008,358. (AT COST)	10,410,000
		TOTAL INVESTMENTS--99.9% (IDENTIFIED COST $250,401,616)7	285,345,309
		OTHER ASSETS AND LIABILITIES - NET--0.1%	392,290
		TOTAL NET ASSETS--100%	$285,737,599

1 Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2006, these restricted securities amounted to $5,016,888 which represented 1.8% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors. At November 30, 2006, these liquid restricted securities amounted to $5,016,888 which represented 1.8% of total net assets.

4 Discount rate at time of purchase

5 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

6 Affiliated companies.

7 The cost of investments for federal tax purposes amounts to $251,531,012.

At November 30, 2006, the Fund had the following outstanding long futures contracts:

Contracts	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
U.S. Treasury Notes 5 Years [1]	80	$8,492,500	March 2007	$14,663

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
EUR	--Euro Dollar
JPY	--Japanese Yes
MTN	--Medium Term Note
PO	--Principal Only
REITs	--Real Estate Investment Trusts
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2006

Assets:
Total investments in securities, at value including $57,466,244 of investments in affiliated issuers (Note 5) (identified cost $250,401,616)		$285,345,309
Cash		213,919
Cash denominated in foreign currencies (cost of $1,008,190)		1,040,941
Income receivable		1,002,585
Receivable for investments sold		2,810,150
Receivable for shares sold		174,194
Receivable for daily variation margin		21,250
TOTAL ASSETS		290,608,348
Liabilities:
Payable for investments purchased	$3,215,261
Payable for shares redeemed	1,255,712
Income distribution payable	116,511
Payable for distribution services fee (Note 5)	51,257
Payable for shareholder services fee (Note 5)	55,495
Accrued expenses	176,513
TOTAL LIABILITIES		4,870,749
Net assets for 13,911,974 shares outstanding		$285,737,599
Net Assets Consist of:
Paid-in capital		$227,801,112
Net unrealized appreciation of investments, translation of assets and liabilities in foreign currency and futures contracts		34,970,996
Accumulated net realized gain on investments, foreign currency transactions and futures contracts		23,203,055
Distributions in excess of net investment income		(237,564)
TOTAL NET ASSETS		$285,737,599

Statement of Assets and Liabilities-continued

November 30, 2006

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($198,289,286 ÷ 9,648,668 shares outstanding), $0.001 par value, 750,000,000 shares authorized	$20.55
Offering price per share (100/94.50 of $20.55) [1]	$21.75
Redemption proceeds per share	$20.55
Class B Shares:
Net asset value per share ($50,182,018 ÷ 2,445,002 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$20.52
Offering price per share	$20.52
Redemption proceeds per share (94.50/100 of $20.52) [1]	$19.39
Class C Shares:
Net asset value per share ($27,032,682 ÷ 1,320,866 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$20.47
Offering price per share (100/99.00 of $20.47) [1]	$20.68
Redemption proceeds per share (99.00/100 of $20.47) [1]	$20.27
Class K Shares:
Net asset value per share ($10,233,613 ÷ 497,438 shares outstanding), $0.001 par value, 250,000,000 shares authorized	$20.57
Offering price per share	$20.57
Redemption proceeds per share	$20.57

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2006

Investment Income:
Dividends (including $2,215,960 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $19,955)		$5,238,192
Interest		4,014,183
Interest income allocated from affiliated partnership (Note 5)		99,410
TOTAL INCOME		9,351,785
Expenses:
Investment adviser fee (Note 5)	$2,109,615
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	32,227
Transfer and dividend disbursing agent fees and expenses--Class A Shares	314,241
Transfer and dividend disbursing agent fees and expenses--Class B Shares	111,219
Transfer and dividend disbursing agent fees and expenses--Class C Shares	45,566
Transfer and dividend disbursing agent fees and expenses--Class K Shares	20,209
Directors'/Trustees' fees	12,719
Auditing fees	26,948
Legal fees	5,714
Portfolio accounting fees	129,940
Distribution services fee--Class B Shares (Note 5)	417,240
Distribution services fee--Class C Shares (Note 5)	205,149
Distribution services fee--Class K Shares (Note 5)	27,399
Shareholder services fee--Class A Shares (Note 5)	522,784
Shareholder services fee--Class B Shares (Note 5)	139,074
Shareholder services fee--Class C Shares (Note 5)	66,530
Share registration costs	55,600
Printing and postage	72,486
Insurance premiums	8,902
Taxes	25,050
Miscellaneous	11,793
EXPENSES BEFORE ALLOCATION	4,630,405
Expenses allocated from affiliated partnership	1,056
TOTAL EXPENSES	4,631,461

Statement of Operations-continued

Year Ended November 30, 2006

Waiver, Reimbursements, and Expense Reduction (Note 5):
Reimbursement of investment adviser fee	$(255,427)
Waiver of administrative personnel and services fee	(37,193)
Reimbursement of shareholder services fee -- Class A	(20,281)
Reimbursement of other operating expenses	(51,763)
Fees paid indirectly from directed broker arrangements	(18,808)
TOTAL WAIVER, REIMBURSEMENTS AND EXPENSE REDUCTION		(383,472)
Net expenses			$4,247,989
Net investment income			5,103,796
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Futures Contracts:
Net realized gain on investments and foreign currency transactions (including realized gain of $2,355,665 on sales of investments in affiliated issuers (Note 5)			27,766,327
Net realized gain on futures contracts			1,165,198
Net realized gain allocated from partnership			52,864
Net realized gain on capital gain distributions from other investment companies			567,863
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(194,023)
Net change in unrealized appreciation from futures contracts			(616,162)
Net realized and unrealized gain on investments, foreign currency transactions and futures contracts			28,742,067
Change in net assets resulting from operations			$33,845,863

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,103,796	$4,640,955
Net realized gain on investments, including allocation from partnership, foreign currency transactions and futures contracts	28,984,389	9,339,087
Net realized gain on capital gain distributions from other investment companies	567,863	--
Net increase due to reimbursement from adviser (Note 5)	--	13,304
Net change in unrealized appreciation/depreciation of investments, translation of assets and liabilities in foreign currency and futures contracts	(810,185)	500,468
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	33,845,863	14,493,814
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,179,782)	(3,705,846)
Class B Shares	(619,547)	(540,766)
Class C Shares	(328,421)	(239,731)
Class K Shares	(102,502)	(6,728)
Distributions from net realized gains on investments, foreign currency transactions and futures contracts
Class A Shares	(4,090,514)	--
Class B Shares	(1,100,262)	--
Class C Shares	(507,292)	--
Class K Shares	(21,265)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(10,949,585)	(4,493,071)
Share Transactions:
Proceeds from sale of shares	53,032,491	49,031,333
Proceeds from shares issued in connection with the tax-free transfer of assets from Vintage Balanced Fund	--	18,652,463
Net asset value of shares issued to shareholders in payment of distributions declared	9,973,543	4,158,766
Cost of shares redeemed	(127,490,555)	(92,624,758)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(64,484,521)	(20,782,196)
Change in net assets	(41,588,243)	(10,781,453)
Net Assets:
Beginning of period	327,325,842	338,107,295
End of period (including distribution in excess of net investment income of $(237,564) and $(202,065), respectively)	$285,737,599	$327,325,842

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2006

1. ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.

On September 18, 2005, the Fund received a tax-free transfer of assets from the Vintage Balanced Fund, as follows:

	Class A Shares of the Fund Issued	Vintage Balanced Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Prior to Combination	Net Assets of Vintage Balanced Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Vintage Balanced Fund	979,639	$18,652,463	$2,709,188	$320,450,050	$18,652,463	$339,102,513

1 Unrealized appreciation is included in the Vintage Balanced Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Directors (the "Directors") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for investments in other open-end regulated investment companies, based on net asset value;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Directors have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Directors, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as transfer and dividend disbursing agent, distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2006, the Fund had net realized gains on future contracts of $1,165,198.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,746,588	$33,503,662	1,765,013	$33,062,298
Shares issued in connection with the tax-free transfer of assets from Vintage Balanced Fund	--	--	979,639	18,652,463
Shares issued to shareholders in payment of distributions declared	393,069	7,518,011	183,414	3,452,796
Shares redeemed	(4,847,049)	(92,915,020)	(3,488,768)	(65,395,950)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,707,392)	$(51,893,347)	(560,702)	$(10,228,393)

Year Ended November 30	2006		2005
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	174,164	3,327,873	355,033	$6,625,152
Shares issued to shareholders in payment of distributions declared	83,641	1,589,398	25,959	488,413
Shares redeemed	(1,148,514)	(22,004,168)	(1,070,664)	(20,003,441)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(890,709)	(17,086,897)	(689,672)	$(12,889,876)

Year Ended November 30	2006		2005
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	338,337	$6,479,450	447,096	$8,314,721
Shares issued to shareholders in payment of distributions declared	39,132	742,994	11,234	210,829
Shares redeemed	(588,251)	(11,274,673)	(384,777)	(7,163,700)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(210,782)	(4,052,229)	73,553	$1,361,850

Year Ended November 30	2006		2005
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	503,308	$9,721,506	54,661	$1,029,162
Shares issued to shareholders in payment of distributions declared	6,272	123,140	356	6,728
Shares redeemed	(67,378)	(1,296,694)	(3,302)	(61,667)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	442,202	$8,547,952	51,715	$974,223
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,366,681)	$(64,484,521)	(1,125,106)	$(20,782,196)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, partnership adjustments and discount accretion/premium amortization on debt securities.

For the year ended November 30, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Gains
$(32,325)	$90,957	$(58,632)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$5,230,252	$4,493,071
Long-term capital gains	$5,719,333	--

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,818,009
Undistributed long-term capital gain	$22,454,997
Net unrealized appreciation	$33,826,937
Capital loss carryforward	$(3,163,456)

At November 30, 2006, the cost of investments for federal tax purposes was $251,531,012. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates and any unrealized appreciation from futures contracts was $33,814,297. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $34,351,641 and net unrealized depreciation from investments for those securities having an excess of cost over value of $537,344.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, defaulted bond interest and discount accretion/premium amortization on debt securities.

At November 30, 2006, the Fund had a capital loss carryforward of $3,163,456 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$1,918,829
2010	$1,244,627

As a result of the tax-free transfer of assets from Vintage Balanced Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $790,864 to offset taxable capital gains realized during the year ended November 30, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2006, the Sub-Adviser earned a sub-adviser fee of $251,237.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2006, FSC retained $19,803 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2006, FSC retained $13,702 in sales charges from the sale of Class A Shares. FSC also retained $828 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended November 30, 2006, FSSC received $11,334 of fees paid by the Fund.

The Fund may invest in other funds serviced by FSSC under this agreement. FSSC has agreed to reimburse the Fund for certain shareholder services fees received by FSSC as a result of these transactions. For the year ended November 30, 2006, FSSC voluntarily reimbursed $51,763 of shareholder services fees.

Commencing on August 1, 2005, and continuing through January 28, 2006, FSSC reimbursed daily a portion of the shareholder services fee. This reimbursement resulted from an administrative delay in the implementation of contractual terms of the shareholder service fee agreement. This reimbursement amount to $20,281 for the year ended November 30, 2006.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2006, the Fund's expenses were reduced by $18,808 under these arrangements.

Other

For the year ended November 30, 2005, the Fund's Adviser made a voluntary contribution to the Fund of $13,304 for losses on investments inadvertently sold by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses (including the distribution (12b-1) fee) so that the total operating expenses paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.35%, 2.14%, 2.10% and 1.85%, respectively, for the fiscal year ending November 30, 2007. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after January 31, 2008.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other mutual funds. For the year ended November 30, 2006, the Adviser reimbursed $255,427 of its fee. Transactions with affiliated companies during the year ended November 30, 2006, are as follows:

Affiliates	Balance of Shares Held 11/30/2005	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2006	Value	Dividend Income/ Allocated Interest Income
Emerging Markets Fixed Income Core Fund	89,631	92,023	85,881	95,773	$1,981,998	$ 99,410
Federated International Capital Appreciation Fund, Class A	2,781,696	--	1,142,634	1,639,062	$20,963,598	$ 248,534
Federated Mortgage Core Portfolio	2,768,532	968,549	687,216	3,049,865	$30,376,654	$1,556,657
High Yield Bond Portfolio	824,035	61,051	280,123	604,963	$ 4,143,994	$ 410,769
TOTAL OF AFFILIATED TRANSACTIONS					$57,466,244	$ 2,315,370

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2006, were as follows:

Purchases	$264,010,948
Sales	$300,542,761

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Directors , upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended November 30, 2005 and November 30, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended November 30, 2005 and November 30, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending November 30, 2006. During the Fund's fiscal years ended November 30, 2005 and November 30, 2004 and the interim period commencing December 1, 2005 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than May 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

10. SUBSEQUENT EVENT

On December 21, 2006, the Fund, entered into a $150,000,000 unsecured, uncommitted discretionary line of credit (LOC) with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2006, the amount of long-term capital gains designated by the Fund was $5,719,333.

For the fiscal year ended November 30, 2006, 67.99% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2006, 58.85% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF FEDERATED STOCK AND BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Stock and Bond Fund, Inc. (the "Fund"), as of November 30, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2005 and the financial highlights for the periods presented prior to December 1, 2005, were audited by other auditors whose report thereon dated January 23, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and brokers, or by other appropriate audit procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Stock and Bond Fund, Inc. as of November 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
January 16, 2007

Board of Directors and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Corporation comprised one portfolio, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: December 1969	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: November 1998	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: November 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: November 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: November 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA DIRECTOR Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting). Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1985	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: November 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA DIRECTOR Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1969	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: 1976	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John W. Harris Birth Date: June 6, 1954 VICE PRESIDENT Began serving: November 2001	John W. Harris is Vice President of the Corporation. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and an Assistant Vice President of the Fund's Adviser in December 1998. In January 2000, Mr. Harris became a Vice President of the Fund's Adviser. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A. from the University of Pittsburgh.

Evaluation and Approval of Advisory Contract

FEDERATED STOCK AND BOND FUND, INC. (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract and subadvisory contract at meetings held in May 2006. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract and subadvisory contract.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract and subadvisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2005. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Got to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Stock and Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313911109
Cusip 313911208
Cusip 313911307
Cusip 313911408

G01454-01 (1/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $24,000

                  Fiscal year ended 2005 - $30,051

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $11,910
      respectively.  Fiscal year ended 2005 - Transfer Agent Service Auditors
      Report and review of N-14 merger documents.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $16,089
      respectively.  Fiscal year ended 2005 - Analysis regarding the realignment of advisory companies.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $23,383 and $9,695
      respectively.  Fiscal year ended 2006 - Executive compensation analysis.
      Fiscal year ended 2005- Executive compensation analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2006 - $91,329

            Fiscal year ended 2005 - $46,965

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED STOCK AND BOND FUND, INC.

BY          /S/ RICHARD A. NOVAK

            Richard A. Novak, Principal Financial Officer
DATE        January 23, 2007

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
            J. Christopher Donahue, Principal Executive Officer
DATE        January 23, 2007

BY          /S/ RICHARD A. NOVAK

            Richard A. Novak, Principal Financial Officer
DATE        January 23, 2007